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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-48343, No. 333-48345, No. 333-48347, No.
333-48349 and No. 333-48353) of Vlasic Foods International Inc. of our report dated September 16, 1998 appearing on page 47 of the Annual Report to Shareowners which is incorporated in this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
October 19, 1998